Exhibit 21.1
Subsidiaries of the Registrant

Subsidiary	Jurisdiction of Formation
ACREFI Operating, LLC	Delaware
ACREFI Holdings DB Member, LLC	Delaware
ACREFI Holdings DB, LLC	Delaware
ACREFI Holdings DB-Series I	Delaware
ACREFI Holdings DB-Series II	Delaware
ACREFI Holdings DB-Series III	Delaware
ACREFI Holdings DB-Series IV	Delaware
ACREFI Holdings DB-Series V	Delaware
ACREFI Holdings DB-Series VI	Delaware
ACREFI Holdings DB-Series VII	Delaware
ACREFI Holdings DB-Series VIII	Delaware
ACREFI Holdings DB-Series IX	Delaware
ACREFI Holdings DB-Series X	Delaware
ACREFI Holdings DB-Series XI	Delaware
ACREFI Holdings DB-Series XII	Delaware
ACREFI Holdings DB-Series XIII	Delaware
ACREFI Holdings DB-Series XIV	Delaware
ACREFI Holdings DB-Series XV	Delaware
ACREFI Holdings DB-Series XVI	Delaware
ACREFI Holdings DB-Series XVII	Delaware
ACREFI Holdings DB-Series XVIII	Delaware
ACREFI Holdings DB-Series XIX	Delaware
ACREFI Holdings DB-Series XX	Delaware
ACREFI Currency, LLC	Delaware
ACREFI Lender, LLC	Delaware
ACREFI I TRS, Inc.	Delaware
ACREFI II TRS, Ltd.	Cayman Islands
ACREFI III TRS, Inc.	Delaware
400 Anaheim, LLC	Delaware
ACREFI Mezzanine, LLC	Delaware
ACREFI Holdings J-II, LLC	Delaware
ACREFI Mortgage Lending, LLC	Delaware
ACREFI Insurance Services, LLC	Michigan
PEM Kent Holdings, LLC	Delaware
ACREFI Holdings U-1, LLC	Delaware
ACREFI Holdings J-1, LLC	Delaware
Holdings J-1 JV, LLC	Delaware

Operating J-1 JV, LLC	Delaware
ACREFI Holdings J-I JV Member, LLC	Delaware
ACREFI Holdings J-I JV Managing Member, LLC	Delaware
ACREFI M JV, LLC	Delaware
ACREFI W-1, LLC	Delaware
ACREFI W-2, LLC	Delaware
ACREFI Cash Management, LLC	Delaware
ARM Operating, LLC	Delaware
ARM TRS, LLC	Delaware
ARWL 2013-1 Trust	Delaware
ARWL 2013-1 REO Trust	Delaware
ARWL 2014-1 Trust	Delaware
Apollo Residential Mortgage Loans, LLC	Delaware
Apollo Residential Mortgage Securities, LLC	Delaware
ACREFI GS Member, LLC	Delaware
ACREFI GS, LLC	Delaware
ACREFI CS Member, LLC	Delaware
ACREFI CS, LLC	Delaware
ACREFI CS U Member, LLC	Delaware
ACREFI CS U, LLC	Delaware
ACREFI HS Member, LLC	Delaware
ACREFI HS, LLC	Delaware
ACREFI Europe Lending, LLC	Delaware
ACREFI B, LLC	Delaware
ACRE Debt 2 PLC	United Kingdom
ACREFI B-II, LLC	Delaware
ACREFI BN, LLC	Delaware
ACREFI GS UK Member, LLC	Delaware
ACREFI GS UK, LLC	Delaware